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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MathStar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 MathStar, Inc.
19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon 97124
(503) 726-5500

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 29, 2009

To the Stockholders of MathStar, Inc.:

        Notice is hereby given that the Annual Meeting of stockholders of MathStar, Inc., a Delaware corporation, will be held on Monday, June 29, 2009, at 3:30 p.m. local time, at 225 South Sixth Street, Minneapolis, Minnesota 55402. The purposes of the Annual Meeting will be:

  1.
  To elect members of the MathStar board of directors to serve for the following year and until their successors are duly elected and qualified;

  2.
  To ratify the appointment by the Audit Committee of MathStar's board of directors of PricewaterhouseCoopers LLP as MathStar's independent registered public accounting firm for the year ending December 31, 2009;

  3.
  To vote on a stockholder proposal; and

  4.
  To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

        Only stockholders of record at the close of business on May 13, 2009 and their proxies will be entitled to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. A form of proxy and a proxy statement containing more detailed information about the matters to be considered at the Annual Meeting accompany this notice. We urge you to give this material your careful attention.

        If there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed to allow further solicitation of proxies by MathStar.

        All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, please date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the Annual Meeting in person even though you have sent in your proxy. The proxy is not necessary for admission to the Annual Meeting.

By Order of the Board of Directors:
/s/ JOHN M. JENNINGS Corporate Secretary

Hillsboro, Oregon
June 2, 2009

Your vote is important.
To vote your shares, please complete, sign, date
and mail the enclosed proxy card
promptly in the enclosed return envelope.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2009

        This notice, the accompanying proxy statement, and the MathStar, Inc. 2008 Annual Report to Stockholders, which includes the MathStar, Inc. Annual Report on Form 10-K for the year ended December 31, 2008, are available at http://www.MathStar.com. References to our website are not intended to and do not incorporate information found on the website into this proxy statement.

 MathStar, Inc.
19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon 97124
(503) 726-5500

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 29, 2009

        This document is being furnished to the stockholders of MathStar, Inc., a Delaware corporation, as part of the solicitation of proxies by the MathStar board of directors for use at the Annual Meeting of Stockholders to be held on Monday, June 29, 2009 at 3:30 p.m. local time, at 225 South Sixth Street, Minneapolis, Minnesota 55402. This proxy statement and the enclosed form of proxy were first mailed to stockholders of record beginning on or about June 4, 2009.

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXY

Purposes of the Annual Meeting

        The purposes of the Annual Meeting are:

  1.
  To elect members of the MathStar board of directors to serve for the following year and until their successors are duly elected and qualified;

  2.
  To ratify the appointment by the Audit Committee of MathStar's board of directors of PricewaterhouseCoopers LLP as MathStar's independent registered public accounting firm for the year ending December 31, 2009;

  3.
  To vote on a stockholder proposal; and

  4.
  To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

Solicitation

        MathStar will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will also arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

        The board of directors has fixed the close of business on May 13, 2009 as the record date to determine the stockholders entitled to receive notice of and to vote at the Annual Meeting. Each holder of common stock on the record date is entitled to one vote per share held on all matters properly presented at the Annual Meeting. As of the close of business on May 13, 2009, there were 9,181,497 shares of common stock outstanding and entitled to vote. Ballots will be passed out during the Annual Meeting to anyone who wants to vote in person at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your broker or nominee to vote in person at the Annual Meeting.

Quorum

        A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        The stockholders present at the Annual Meeting may continue to transact business until adjournment, even though enough stockholders have left the meeting to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Voting of Proxies

        Each proxy returned to us will be voted according to the instructions on the proxy. If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the board of directors named in this Proxy Statement; (ii) for the ratification of the appointment by the Audit Committee of MathStar's board of directors of PricewaterhouseCoopers LLP as MathStar's independent registered public accounting firm for the year ending December 31, 2009; and (iii) against the stockholder proposal. Although the board of directors knows of no other matters to be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, all proxies returned to MathStar will be voted on any such matter according to the judgment of the proxy holders.

        Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet using the control number and instructions on the proxy card. Telephone and Internet proxies must be used in compliance with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Vote Required

        A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes "for" or "withheld" affect the outcome. Abstentions are not counted for purposes of the election of directors.

        The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm and to approve the stockholder proposal. Abstentions and, if applicable, broker non-votes, are not counted as votes "for" or "against" these proposals.

Revocability of Proxies

        Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted by:

  •
  sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, John M. Jennings, in care of MathStar, Inc. at 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124;

  •
  submitting a properly signed proxy with a later date to our Corporate Secretary;

  •
  voting by telephone or via the Internet after your prior telephone or Internet vote; or

  •
  attending the Annual Meeting and voting in person.

        If a broker, bank or other nominee holds your shares, you must contact it in order to find out how to revoke your proxy.

        Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

Other Business

        Although the notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting, our board of directors currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this proxy statement and on the enclosed form of proxy. The enclosed proxy gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

FINANCIAL INFORMATION

        MathStar's 2008 Annual Report to Stockholders including, but not limited to, the balance sheets as of December 31, 2007 and 2008 and the related statements of operations, stockholders' equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2008 accompanies these materials. A copy of the 2008 Annual Report to Stockholders may be obtained without charge upon request to MathStar's Corporate Secretary, Mr. John M. Jennings. In addition, we will provide without charge to any MathStar stockholder, upon the stockholder's written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission. Requests should be directed to Mr. John M. Jennings, MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124. The 2008 Annual Report to Stockholders is also available at http://www.MathStar.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        MathStar's business and affairs are managed under the direction of its board of directors. All of our directors are elected at each Annual Meeting to serve until their successors are duly elected and qualified or until their earlier death, resignation or removal. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the proxy holders named in the proxy will have discretionary authority to vote, pursuant to the proxy, for a suitable substitute or substitutes selected in accordance with the best judgment of the proxy holders.

        The affirmative vote of a plurality of the shares of common stock of MathStar represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

The board of directors recommends that the stockholders vote for the slate of nominees named in the table below.

        The board, upon the recommendation of the Nominating and Governance Committee, has nominated the persons named in the table below for election as directors (all information is as of March 1, 2009):

Name	Positions	Age	Director Since
Douglas M. Pihl	Chairman, President, Chief Executive Officer and Chief Financial Officer	69	April 1997
Benno G. Sand	Director, Chairman of the Audit Committee, member of the Compensation Committee	54	August 2001
Merrill A. McPeak	Director, Chairman of the Compensation Committee and the Governance and Nominating Committee, member of the Audit Committee	73	October 2005
Richard C. Perkins	Director, member of the Governance and Nominating Committee and Audit Committee	55	February 2009

        Each of these nominees is presently serving on our board of directors and has served continuously as a member of our board since the month and year indicated. The board of directors has determined that each of Benno G. Sand, Merrill A. McPeak and Richard C. Perkins qualifies as an independent director under the Marketplace Rules of The NASDAQ Stock Market, Inc. ("NASDAQ"). Accordingly, the board is composed of a majority of independent directors.

        Mr. Michael O. Maerz has decided not to stand for re-election to the board.

        Biographical information about our board members follows:

        Douglas M. Pihl has been Chairman and Chief Executive Officer of MathStar since he founded it in 1997 and was appointed Chief Financial Officer effective on March 31, 2008. He was President of MathStar from 1997 until February 2008 and has again served in that capacity since August 1, 2008. He has been a director of Vital Images, Inc. (NASDAQ: VTAL) since May 1997 and was Chairman of the Board of Vital Images from December 1997 until September 2008. Vital Images is a leading provider of enterprise-wide advanced visualization and analysis solutions for use by medical professionals in clinical analysis and therapy planning for medical conditions. In 1996, Mr. Pihl co-founded RocketCHiPS, Inc., a developer of high-speed silicon CMOS integrated circuits and related intellectual property aimed at the high-speed wired and wireless communications markets. He served as RocketCHiPS' Chairman and Chief Financial Officer until the company was sold to Xilinx, Inc. (NASDAQ: XLNX) in November 2000. Since January 1997, Mr. Pihl has been a director of Astrocom Corporation, a privately-held provider of redundant Internet access solutions. Astrocom was a publicly-held company that voluntarily filed for bankruptcy protection in July 2004 under Chapter 11 of the United States Bankruptcy Code. Astrocom emerged from bankruptcy protection in September 2004, and it became a non-reporting privately-held company in November 2004.

        Benno G. Sand has been a director of MathStar since August 2001. He is Executive Vice President, Business Development, Investor Relations and Secretary at FSI International, Inc. (NASDAQ: FSII), a global supplier of wafer-cleaning and resist-processing equipment and technology, and he has served in such positions since January 2000. Mr. Sand also serves on the board of Digitiliti, Inc. (DIGI: OTC), which develops and markets on-line management services. He also serves on the boards of several subsidiaries of FSI International and other privately-held companies. Throughout his career, Mr. Sand has served as a director of various public and private companies and several community organizations.

        General Merrill A. McPeak has been a director of MathStar since October 26, 2005, which was the effective date of MathStar's initial public offering. He is President of McPeak and Associates, a management consulting firm he founded in 1995. General McPeak was Chief of Staff of the Air Force from November 1990 to October 1994, when he retired from active military service. Before its merger into another public company, General McPeak was for several years Chairman of ECC International Corp., a Florida-based simulation and training company. He has served as a director of several other public companies, including Tektronix, Inc. and Trans World Airlines, Inc. (TWA). Currently, General McPeak is Chairman of the Board of Ethicspoint, Inc., a company providing confidential corporate governance compliance and "whistleblower" reporting services. He is a director of Del Global Technologies Corp. (OTC: DGTC.PK), GigaBeam Corporation (NASDAQ: GGBM), QPC Lasers, Inc. (OTC BB: QPCI.OB) and Point Blank Solutions, Inc. (PBSO.PK). He also serves on the boards of several other privately-held companies.

        Richard C. Perkins has been a director of MathStar since February 26, 2009. He is a Chartered Financial Analyst, has been Executive Vice President and Portfolio Manager of Perkins Capital Management, Inc. since 1990, and has over 30 years of experience in the investment business. From 1978 until 1990, Mr. Perkins was an Investment Executive with Piper, Jaffray & Hopwood, Incorporated, an investment banking firm. From 1975 through 1977, he was a Grain Merchandiser with General Mills, Inc. Mr. Perkins served as President of the Board of Directors, YMCA Camp Olson in Rochester, Minnesota from 1983 through 1986 and from 2004 through 2006. He has also served on the boards of several privately-held companies.

        There are no family relationships among our executive officers and directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During 2008, our board of directors met 17 times and acted twice by written action. During 2008, all incumbent directors attended all of the meetings of the board of directors when they served as directors. Directors' committee attendance is discussed below.

        The standing committees of our board of directors are the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee.

Executive Sessions; Attendance at Annual Meeting of Stockholders

        The board has adopted a policy of meeting in executive session, with only independent directors being present, on a regular basis and at least twice per year. During 2008, our board of directors met in executive session three times.

        It is the policy of the board that each member of the board should attend MathStar's annual meeting of stockholders whenever practical and that at least one member of the board must attend each annual meeting. At the annual meeting held on May 22, 2008, Douglas M. Pihl attended the meeting.

Audit Committee

        The Audit Committee's responsibilities and authorities include assisting the board in the oversight of accounting and reporting processes and audits of the financial statements of MathStar, the independence and qualifications of MathStar's independent registered public accounting firm, and MathStar's compliance with legal and regulatory requirements. The Audit Committee also oversees MathStar's Policy and Procedures Regarding Related Person Transactions.

        Throughout 2008, the Audit Committee consisted of Benno G. Sand (chairman), Merrill A. McPeak and Morris Goodwin, Jr. Upon Mr. Goodwin's resignation from the board and the Audit Committee in February 2009, Mr. Perkins was appointed to the board and to the Audit Committee.

MathStar's board of directors has determined that all members of the Audit Committee are independent under NASDAQ's Marketplace Rules and the applicable rules under the Securities Exchange Act of 1934. The board also has determined that Benno G. Sand is qualified as an "audit committee financial expert," as that term is defined in Item 401(h)(2) of Regulation S-K of the Securities and Exchange Commission. During 2008, the Audit Committee met four times. All Audit Committee members attended all of its meetings in 2008.

        The board adopted the Audit Committee Charter on August 31, 2005 and amended it on November 6, 2006. A copy of the Audit Committee Charter is available on our website, free of charge, at www.MathStar.com. References to our website are not intended to and do not incorporate information found on the website into this proxy statement. You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Compensation Committee

        The Compensation Committee determines compensation for our executive officers, administers our incentive and compensation plans, including our 2004 Amended and Restated Long-Term Incentive Plan, and addresses general compensation issues for us.

        During 2008, the board's Compensation Committee consisted of Merrill A. McPeak (chairman), Benno G. Sand and Michael O. Maerz. Mr. Maerz is not standing for re-election at the Annual Meeting. Thus, after the Annual Meeting, the Compensation Committee will consist of Mr. McPeak and Mr. Sand. The board of directors has determined that all members of the 2008 and current Compensation Committee are independent within the meaning of NASDAQ's Marketplace Rules. During 2008, the Compensation Committee met twice, and all Compensation Committee members attended all of its meetings in 2008.

        The board adopted the Compensation Committee Charter on August 31, 2005. A copy of the Compensation Committee Charter is available on our website, free of charge, at www.MathStar.com. You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Governance and Nominating Committee

        The Governance and Nominating Committee assists the board in complying with and overseeing MathStar's Code of Business Conduct and Ethics (the "Conduct Code"); reviews and resolves any conflicts of interest situations between MathStar and its director, executive officer or employee; considers and, if necessary or appropriate, grants waivers of the Conduct Code; reviews and considers developments in corporate governance practices; identifies and recommends individuals to the board for nomination as members of the board and its committees; and develops and oversees the process for nominating board members.

        During 2008, the Governance and Nominating Committee consisted of Morris Goodwin, Jr. (chairman), Merrill A. McPeak and Michael O. Maerz. Upon Mr. Goodwin's resignation from the board and the Governance and Nominating Committee in February 2009, Mr. McPeak was appointed as chairman of the Governance and Nominating Committee and Mr. Perkins was appointed as a member of the Governance and Nominating Committee. The board of directors has determined that all members of the 2008 and current Governance and Nominating Committee are independent within the meaning of NASDAQ's Marketplace Rules. During 2008, the Governance and Nominating Committee met twice. All Governance and Nominating Committee members attended all of its meetings in 2008.

        The board adopted the Governance and Nominating Committee Charter on August 31, 2005, and the Governance and Nominating Committee amended it on February 5, 2007. A copy of the Governance and Nominating Committee Charter is available on our website, free of charge, at www.MathStar.com. You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

CODE OF BUSINESS CONDUCT AND ETHICS

        Our Conduct Code applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. The Governance and Nominating Committee of the board is responsible for overseeing the Conduct Code. Any waivers of the Conduct Code for directors and executive officers must be approved by MathStar's board of directors. The Conduct Code is available, free of charge, on our website at www.MathStar.com. We will also post any waivers of our Conduct Code for our directors or executive officers on our website. No waivers were considered or granted in 2008. You may also obtain a copy of our Conduct Code, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

        The Governance and Nominating Committee (the "Governance Committee") identifies and recommends candidates believed by it to be qualified to stand for election as directors of MathStar or to fill any vacancies on the board. In identifying director candidates, the Governance Committee may retain third party search firms.

        In order to evaluate and identify director candidates, the Governance Committee considers the suitability of each director candidate, including the current members of the board, in light of the current size, composition and current perceived needs of the board. The Governance Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. The Governance Committee does not assign any particular weight or priority to any of these factors. The board's Governance Committee has established the following minimum requirements for director candidates: being able to read and understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of MathStar; having not been convicted in a criminal proceeding other than traffic violations during the five years before the date of selection; and being willing to comply with the MathStar Conduct Code. The Governance Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

        The Governance Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Governance Committee deems proper. After such review and consideration, the Governance Committee designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Governance Committee recommends for board approval any new directors to be nominated.

 STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS

        Stockholders who have owned at least 10,000 shares of our common stock for at least a 12-month period may make recommendations to the Governance Committee for potential board members as follows:

  •
  The recommendation must be made in writing to MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124, and it must be received by MathStar at least 120 days before the next annual meeting of stockholders.

  •
  The recommendation must include the director candidate's name; home and business contact information; detailed biographical data and qualifications (including at least five years of employment history); whether the candidate can read and understand financial statements; information regarding any relationships between the candidate and MathStar within the last three years; and evidence of the recommending person's ownership of MathStar common stock.

  •
  The recommendation must contain a statement from the recommending stockholder in support of the candidate; a list of the candidate's professional references; and a description of the candidate's qualifications, particularly those that pertain to board membership, including qualifications related to character, judgment, diversity, age, independence, expertise, corporate experience, length of service and other commitments.

  •
  The recommendation must include other information sufficient to enable the Governance Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled "Qualifications of Candidates for Election to the Board."

  •
  It must also include a statement from the director candidate indicating that he or she consents to serve on the board and could be considered "independent" under NASDAQ's Marketplace Rules and the applicable rules and requirements of the Securities and Exchange Commission ("SEC") in effect at that time.

        If a director candidate is eligible to serve on the board of directors, and if the recommendation is proper, the Governance Committee then will deliberate and make its recommendation to the board regarding the board candidate.

        The Governance Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Our stockholders may contact our board of directors, or any Committee of our board, by electronic mail at bod@MathStar.com or by regular mail at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full board, as appropriate.

 DIRECTOR COMPENSATION

        The following table sets forth certain information regarding the compensation paid by MathStar to its directors for the year ended December 31, 2008:

DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash	Option Awards(2)(3)	Total Compensation
Benno G. Sand	$26,250	$2,852	$29,102
Merrill A. McPeak	$26,500	$2,852	$29,352
Morris Goodwin, Jr.(4)	$22,500	$2,852	$25,352
Michael O. Maerz(4)	$22,250	$34,979	$57,229

(1)
Douglas M. Pihl received no fees, options, awards or other compensation from MathStar during 2008 for serving as a director.

(2)
The amounts shown for option awards reflect the dollar amounts recognized by MathStar for financial statement reporting purposes for the year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123(R), excluding the amount of forfeitures. Refer to "Note 2—Significant Accounting Policies—Stock -Based Compensation" in our Annual Report on Form 10-K for the year ended December 31, 2008 for a discussion of the assumptions used in calculating fair value under SFAS No. 123(R). This portion of the Annual Report on Form 10-K is included in our 2008 Annual Report to Stockholders that accompanies this proxy statement. On December 12, 2008, each of Mr. Sand, Mr. McPeak, Mr. Goodwin and Mr. Maerz was automatically granted a ten-year option under the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan ("2004 Incentive Plan") to purchase 1,000 shares at an exercise price of $0.72 per share with a grant date fair value of $431. These options vest as to all of the shares on December 12, 2009, but only if the director is then a director of MathStar.

(3)
As of December 31, 2008, Mr. Sand had outstanding options to purchase 14,667 shares, which were vested as to 13,667 shares and not vested as to 1,000 shares; Mr. McPeak had outstanding options to purchase 8,000 shares, which were vested as to 7,000 shares and not vested as to 1,000 shares; Mr. Goodwin had outstanding options to purchase 8,000 shares, which were vested as to 7,000 shares and not vested as to 1,000 shares; and Mr. Maerz had outstanding options to purchase 14,000 shares, which were vested as to 11,333 shares and not vested as to 2,667 shares.

(4)
Mr. Goodwin resigned from the board on February 23, 2009, and Mr. Maerz is not standing for re-election at the Annual Meeting.

Director Fees

        Our non-employee directors receive a cash retainer of $1,500 per quarter plus a meeting fee of $750 per board meeting. The chairperson of the Audit Committee receives $1,000 per meeting of the Audit Committee, and the other members of the Audit Committee receive $750 per meeting of the Audit Committee. The chairpersons of the Compensation Committee and the Governance Committee receive $750 per Committee meeting, and the other members of such Committees receive $500 per committee meeting.

Director Options

        Under the 2004 Incentive Plan, non-employee directors automatically receive an option to purchase 5,000 shares of MathStar's common stock when they are initially elected or appointed to our board, which vests as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as they are directors of MathStar. Non-employee directors also automatically receive an option to purchase 1,000 shares upon each anniversary date of the initial grant to them so long as they are then MathStar directors, which vests as to all of the shares subject to the option on the first anniversary date of the date of grant of the option if they are then directors of MathStar. The exercise price of these options is equal to the closing price of our common stock on the grant date of the option, and all options expire 10 years after the date of grant. Under the automatic grant provisions of the 2004 Incentive Plan, on December 12, 2008, Messrs. Sand, McPeak, Goodwin and Maerz each received a ten-year option to purchase 1,000 shares at an exercise price of $0.72 per share.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains certain information regarding the beneficial ownership as of May 1, 2009 (except as otherwise indicated) of our common stock by (i) each person who is known by MathStar to own beneficially more than 5% of the outstanding shares of our common stock; (ii) each director of MathStar; (iii) each executive officer of MathStar named in the Summary Compensation Table set forth under the section of this proxy entitled "Executive Compensation;" and (iv) all current executive officers and directors as a group. This information is based on information received from or on behalf of the named individuals. Unless otherwise indicated, the address of each stockholder listed in the following table is c/o MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Shares Outstanding(2)
S. Muoio & Co. LLC	675,100	(3)	7.4%
509 Madison Avenue, Suite 446 New York, New York 10022
Zanett Opportunity Fund, Ltd.	604,103	(4)	6.6%
635 Madison Avenue, 15th Floor New York, New York 10022
Douglas M. Pihl	344,921	(5)	3.8%
Benno G. Sand	16,334	(6)	*
Merrill A. McPeak	9,800	(7)	*
Michael O. Maerz	11,333	(8)	*
Richard C. Perkins	148,441	(9)	1.6%
John M. Jennings	7,500	(10)	*
All executive officers and directors as a group (6 persons)(11)	538,329	(12)	5.9%

*
Less than one percent

(1)
Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2)
Based on 9,181,497 shares outstanding as of May 1, 2009. Such number does not include 736,853 shares of common stock issuable upon exercise of stock options and warrants outstanding as of May 1, 2009. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) on May 1, 2009 or within 60 days of May 1, 2009 upon the exercise of stock options and warrants.

(3)
Reflects information derived from Amendment No. 2 to a Schedule 13D filed on May 12, 2009 with the SEC by S. Muoio & Co. LLC ("SMC") and Salvatore Muoio. According to the Schedule 13D, as amended, Mr. Muoio and SMC share voting and dispositive power with respect to these shares, and Mr. Muoio is the managing member of SMC, an investment management firm that serves as the general partner and/or investment manager to a number of private investment vehicles and managed accounts.

(4)
Reflects information derived from Amendment No. 1 to a Schedule 13D filed on February 20, 2009 with the SEC by Zanett Opportunity Fund, Ltd. ("ZOF"), Lombardier Management, Ltd. ("LML") and Zachary McAdoo. According to the Schedule 13D, as amended, ZOF has sole voting and dispositive power with respect to these shares, and LML and Mr. McAdoo share voting and dispositive power with respect to these shares. Also according to the Schedule 13D, as amended,

  ZOF is a Bermuda Exempted Mutual Fund Company managed by LML, investment manager to ZOF, and Mr. McAdoo is the portfolio manager on behalf of LML.

(5)
Consists of 270,501 shares owned by only Mr. Pihl and 66,920 shares jointly owned by Mr. Pihl and his wife. Also includes options to purchase 7,500 shares. Does not include 25,634 shares and warrants to purchase 12,157 shares owned by Mr. Pihl's wife, of which Mr. Pihl disclaims beneficial ownership. Mr. Pihl also disclaims beneficial ownership of 1,601 shares owned by irrevocable trusts for which Mr. Pihl was the grantor and another individual is the trustee. Ms. Pihl disclaims beneficial ownership of the shares held only in Mr. Pihl's name.

(6)
Consists of 2,667 outstanding shares and options to purchase 13,667 shares.

(7)
Consists of 2,800 outstanding shares and options to purchase 7,000 shares.

(8)
Consists of options to purchase 11,333 shares.

(9)
Includes 143,110 shares held in client accounts for which Perkins Capital Management, Inc. ("PCM") is the investment advisor. As the holder of 20% of the outstanding equity interests of PCM, Richard C. Perkins has shared dispositive power over all 143,110 shares and, therefore, may be deemed to have beneficial ownership over the shares. Of those 143,110 shares, Richard C. Perkins may be deemed to have shared voting power over 53,081 shares. Also includes 667 shares owned by the Perkins Foundation, of which Richard C. Perkins is a trustee and thus has both shared voting and dispositive power over these shares. Does not include 2,000 shares held in the Perkins Capital Management, Inc. Profit Sharing Plan, of which Richard C. Perkins disclaims beneficial ownership. Includes warrants to purchase 4,664 shares held in client accounts for which PCM is the investment advisor. As the holder of 20% of the outstanding equity interests of PCM, Richard C. Perkins has shared dispositive power over these warrants.

(10)
Consists of options to purchase 7,500 shares.

(11)
Consists of Messrs. Pihl, Sand, McPeak, Maerz, Jennings and Perkins.

(12)
Consists of 486,665 outstanding shares, warrants to purchase a total of 4,664 shares and options to purchase a total of 47,000 shares.

 EXECUTIVE OFFICERS

        The following table identifies our current executive officers, the positions they hold, and the month and year in which they began serving as an executive officer. Our executive officers have been appointed by our board of directors to hold office until their successors are elected and qualified or their earlier death, resignation or removal.

Name	Age(1)	Current Position(s) with MathStar	Executive Officer Since
Douglas M. Pihl	69	Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer	April 1997
John M. Jennings	55	Chief Accounting Officer and Secretary	March 2008

(1)
As of March 1, 2009.

        Douglas M. Pihl.    For biographical information for Douglas M. Pihl, see "Election of Directors" above.

        John M. Jennings has been Chief Accounting Officer and Secretary of MathStar since March 2008 and the Controller of MathStar since July 2005. He is employed by MathStar on a part-time, as-needed basis. Mr. Jennings also works as a Director of Finance for The Greenbrier Companies, Inc. (NYSE: GBX), a leading designer, manufacturer and marketer of railroad freight car equipment in North America and Europe. From August 2000 to July 2005, he was Corporate Controller at Synetics Solutions, Inc., a capital equipment manufacturer in the semiconductor industry. From February 1999 to July 2000, he was Division Controller at Exhibitgroup / Giltspur, a manufacturer of trade show and retail displays. From March 1993 to February 1999, he was Division Controller at Fiserv EFT, an outsource provider of electronic fund processing for financial institutions.

EXECUTIVE COMPENSATION

        The following table sets forth information about compensation awarded, earned by or paid to our named executive officers—our principal executive officer, principal financial officer and other executive officers for whom we are required to disclose compensation under Item 402 of Registration Statement S-K—for the years ended December 31, 2008 and 2007.

Summary Compensation Table—2008 and 2007

Name and Principal Position	Year	Salary($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation($)(2)	All Other Compensation($)		Total($)
Douglas M. Pihl	2008	$216,286	$20,767	$—	$226,278	(3)	$463,331
Chief Executive Officer and Chief Financial Officer	2007	$220,000	$12,951	$21,304	$8,159	(4)	$262,414
John M. Jennings	2008	$135,665	$11,153	$—	$85,011	(5)	$231,829
Chief Accounting Officer	2007	$89,458	$9,590	$10,937	$4,318	(4)	$114,303

(1)
The value of the option awards is the amount of the awards that MathStar recognizes for financial reporting purposes under SFAS No. 123(R). Refer to "Note 2—Significant Accounting Policies—Stock-Based Compensation" in this Annual Report on Form 10-K and in our Annual Report on Form 10-K for the year ended December 31, 2007 for a discussion of the assumptions used in calculating the expense under SFAS No. 123(R).

(2)
Represents bonuses earned in 2007 and paid in February 2008.

(3)
Consists of $9,992 in health and life insurance premiums and a $216,286 severance payment, as described below.

(4)
Consists of health and life insurance premiums.

(5)
Consists of $5,011 in health and life insurance premiums and an $80,000 severance payment, as described below.

Disclosure to Summary Compensation Table

        Severance Agreements.    On May 20, 2008, in connection with the board's decision to curtail MathStar's operations, the board approved severance payments for all of the MathStar's employees, including a severance payment equal to 12 months of base pay for Douglas M. Pihl and a severance payment equal to six months of base pay for John M. Jennings. The severance payments are set forth in the Summary Compensation Table above. The severance payments subsequently were made to all of the company's employees, including the $216,286 severance payment to Mr. Pihl under a Severance Agreement dated as of July 14, 2008 (the "Severance Agreement") and the $80,000 severance payment to Mr. Jennings under a Severance Agreement dated July 14, 2008.

        Because it was not the board's intent to pay Mr. Pihl a severance payment until his employment with MathStar was severed, on May 7, 2009, MathStar entered into an agreement with Mr. Pihl (the "Amendment") under which the parties amended the July 2008 Severance Agreement. Under the Amendment, Mr. Pihl paid back to the company the severance payment that the company paid to him under the July 2008 Severance Agreement, net of withholdings, consisting of a payment of $118,112, plus interest, for a total repayment amount of $119,441. MathStar will either apply for a refund of the withholding taxes it paid on Mr. Pihl's severance payment or credit such amount against future withholding taxes due until the credit is fully utilized. The Amendment provides for a severance payment by MathStar to Mr. Pihl equal to 12 months of Mr. Pihl's salary in effect at the time of his severance from employment with the company unless the company terminates his employment for "cause" or Mr. Pihl dies while employed by the company, as described in the Amendment. Under the Amendment, Mr. Pihl and the company also agreed that at the time of any severance payment by the company to Mr. Pihl, they would enter into a Severance Agreement substantially in the form attached to the Amendment.

        Concurrent with entering into the Amendment, MathStar's board instituted revisions to MathStar's authorization and approval policies on any agreements, wire transfers or checks transacted by MathStar above established limits.

        The Severance Agreement with John M. Jennings, dated July 14, 2008, provided for a severance payment to Mr. Jennings of $80,000, which was made to him by MathStar on July 31, 2008. The Severance Agreement also provided that MathStar, pursuant to federal and state law, would provide, for a period of 18 months after the date of Mr. Jennings' termination, a continuation of the group medical insurance coverage previously provided to him by MathStar. In addition, the Severance Agreement provided that effective August 1, 2008, Mr. Jennings was converted to an exempt hourly employee, with an hourly rate of $115.38. The Severance Agreement also contained agreements by Mr. Jennings to release MathStar from certain claims, not to initiate any litigation against the company with regard to such claims, and regarding confidentiality.

        Grants of Options and Other Awards.    During 2008, MathStar did not approve or grant any bonus, option, restricted stock award, non-equity incentive plan award or other award to Mr. Pihl or Mr. Jennings.

        Retirement Benefits.    The company maintains the 401(k) Plan and may match employee contributions to the 401(k) Plan at its discretion. To date, the company has not matched any employee contributions and does not have plans to do so through 2009.

        Perquisites and Other Benefits.    The company does not currently provide senior executives any perquisites. Historically, senior management has participated in the company's other benefit plans on the same basis as other employees. These plans include medical and dental insurance, life insurance, accidental death and dismemberment and short and long-term disability insurance.

        The company does not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees.

        The following table sets forth information about unexercised options that were held at December 31, 2008 by the executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2008

	Option Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Price($)	Option Expiration Date
Douglas M. Pihl	3,750	11,250	(1)	$8.45	5/16/2017
John M. Jennings	6,000	2,000	(2)	$31.50	7/15/2015
	750	2,250	(3)	$8.45	5/16/2017

(1)
The options vested as to 3,750 shares on May 16, 2009 and will vest as to 3,750 shares on each of May 16, 2010 and 2011 if Mr. Pihl is then an employee of MathStar.

(2)
The options vest as to all 2,000 shares on July 15, 2009 if Mr. Jennings is then an employee of MathStar.

(3)
The options vested as to 750 shares on May 16, 2009 and will vest as to 750 shares on each of May 16, 2010 and 2011 if Mr. Jennings is then an employee of MathStar.

Option Exercises and Stock Vested—2008

        During 2008, no named executive officers exercised any options, and no stock awards vested for any named executive officer.

General Description of the 2004 Incentive Plan

        All options described in the above table entitled "Outstanding Equity Awards at Fiscal Year-End—2008" are incentive stock options that were granted under the 2004 Incentive Plan. The following is a summary of the terms of the 2004 Incentive Plan.

        The 2004 Incentive Plan currently provides that the total number of shares of MathStar's common stock that may be subject to options, restricted stock awards and other equity awards granted under the 2004 Incentive Plan shall not exceed 1,200,000 shares. As of March 1, 2009, options to purchase 64,000 shares of MathStar common stock were outstanding under the 2004 Incentive Plan.

        The purpose of the 2004 Incentive Plan is to aid MathStar in recruiting and retaining employees, directors, independent contractors and other service providers to MathStar and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of MathStar by providing incentives through the grant of incentive stock options ("ISOs") qualified as such under Section 422 of the Internal Revenue Code of 1986 (the "Code") and nonqualified stock options ("NQOs" and, together with ISOs, "Options"), awards of restricted stock, stock appreciation rights, other stock-based awards, cash-based awards or any combination of such awards (collectively, the "Awards"). Management believes that MathStar benefits from the stock ownership opportunities and other benefits provided to participants under the 2004 Incentive Plan to encourage alignment of their interest in MathStar's success with that of other stakeholders.

        Administration.    The 2004 Incentive Plan is administered by the Compensation Committee of MathStar's board of directors, which has the exclusive power to make Awards and to determine when and to whom Awards will be granted under the 2004 Incentive Plan, other than the NQOs automatically granted to non-employee directors under the 2004 Incentive Plan. In addition, the Compensation Committee determines the form, amount and other terms and conditions of each Award, subject to the provisions of the 2004 Incentive Plan. The determinations made by the Compensation Committee under the 2004 Incentive Plan are not required to be made on a uniform basis and are final, binding and conclusive.

        Participants.    A participant in the 2004 Incentive Plan means an employee of MathStar or an "affiliate" (as the term "affiliate" is defined in the 2004 Incentive Plan) who is selected by the Compensation Committee to participate in the 2004 Incentive Plan; a director of MathStar who receives Options or Awards under the 2004 Incentive Plan; or any consultant, agent, advisor or independent contractor who is selected by the Compensation Committee to participate in the 2004 Incentive Plan and who renders bona fide services to MathStar or its affiliate. However, only employees of MathStar are eligible for selection to receive Options qualified as ISOs under Section 422 of the Code.

        Termination Date.    The 2004 Incentive Plan will terminate on the earlier of the date on which it is terminated by MathStar's board of directors or October 7, 2014. However, the termination of the 2004 Incentive Plan will not affect any Awards then outstanding under the 2004 Incentive Plan. The board of directors may amend, alter or discontinue the 2004 Incentive Plan. However, no amendment, alteration or discontinuation may be made by the board without the consent of a participant in the 2004 Incentive Plan if such action would diminish any of the rights of the participant under any Award held by the participant.

        Shares Subject to 2004 Incentive Plan.    The 2004 Incentive Plan currently provides that the total number of shares of MathStar's common stock that may be issued under the 2004 Incentive Plan is 1,200,000 shares, subject to adjustments as provided in the 2004 Incentive Plan. The shares to be issued under the 2004 Incentive Plan are authorized but unissued shares of MathStar's common stock. The number of shares of MathStar's common stock available under the 2004 Incentive Plan and under other equity Awards granted under the 2004 Incentive Plan, the exercise price of any Option and the exercise price of any stock appreciation right granted under the 2004 Incentive Plan will be appropriately adjusted upon any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalizations of MathStar.

No Other Plans or Arrangements

        MathStar currently has no plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement. In addition, it has no contract, agreement, plan or arrangement that provides for payments to an executive officer in connection with the resignation, retirement or other termination of an executive officer, a change in control of MathStar, or a change in the executive officer's responsibilities following a change in control.

 AUDIT COMMITTEE REPORT

        This section shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of MathStar under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any other general incorporation language in such filing.

        Management is responsible for MathStar's financial reporting process, including the system of internal controls, and for preparing MathStar's financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by MathStar's management and the independent registered public accounting firm.

        The Audit Committee consisted of Benno G. Sand (chairman), Merrill A. McPeak and Morris Goodwin, Jr., throughout 2008. In February 2009, Mr. Goodwin resigned from the board and the Audit Committee, and Mr. Richard C. Perkins was appointed to the Audit Committee. The Audit Committee held four meetings in 2008. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and MathStar's independent registered public accounting firm, PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for its audits. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its examinations and its evaluations of MathStar's system of internal controls.

        During the meetings held in 2008, the Audit Committee reviewed and discussed, among other things:

  •
  new requirements and responsibilities for audit committees;

  •
  MathStar's significant policies for accounting and financial reporting and the status and anticipated effects of changes in those policies, including revenue recognition;

  •
  the adequacy and effectiveness of MathStar's internal control policies and procedures;

  •
  the quarterly and annual procedures performed by PricewaterhouseCoopers LLP;

  •
  the quarterly financial statements and Quarterly Reports on Form 10-Q filed with the SEC; and

  •
  other matters concerning MathStar's accounting, financial reporting and internal controls.

        In March 2009, the Audit Committee reviewed and discussed the 2008 financial statements with management and PricewaterhouseCoopers LLP, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm's independence from management, including whether the provision of non-audit services is compatible with maintaining the firm's independence, and matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent account's independence.

        In March 2009, the Audit Committee reviewed MathStar's audited financial statements and notes to financial statements for inclusion in MathStar's Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the board that MathStar's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Audit Committee

Benno G. Sand, Chairman
Merrill A. McPeak
Richard C. Perkins

 PROPOSAL 2
RATIFICATION OF APPOINTMENT
OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2009. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since March 2001. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment by the Audit Committee of the board of directors of PricewaterhouseCoopers LLP as MathStar's independent registered public accounting firm for the year ending December 31, 2009. If the stockholders do not approve the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its decision.

The board of directors recommends that the stockholders vote for the ratification of the appointment of PricewaterhouseCoopers LLP as MathStar's independent registered public accounting firm for the year ending December 31, 2009.

Audit and Other Professional Fees

        The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of MathStar's annual financial statements for MathStar's last two fiscal years and fees billed for other services rendered by PricewaterhouseCoopers LLP during those years are set forth in the following table:

	2007	% Pre-approved by Audit Committee	2008	% Pre-approved by Audit Committee
Audit fees	$322,705	100%	$172,800	100%
Audit-related fees	—	—	—
Tax fees	—	—	—
All other fees	1,500	100%	—

Total	$324,205		$172,800

Pre-Approval Policies

        As provided in the Audit Committee Charter, all audit and non-audit services performed by PricewaterhouseCoopers LLP, and all audit services performed by other independent registered public accounting firms, are pre-approved by the Audit Committee. These services include, but are not limited to, the annual financial statement audit, reviews of quarterly financial statements, compliance with the Sarbanes-Oxley Act of 2002, tax compliance assistance and tax consulting and assistance.

 PROPOSAL 3: STOCKHOLDER PROPOSAL TO REQUEST AND RECOMMEND
THAT THE BOARD LIQUIDATE MATHSTAR

        Stockholder Joe Gensor, owner of $2,000 or more of MathStar common stock, proposes the following resolution:

  The shareholders request and recommend that the MathStar Board of Directors liquidate MathStar and distribute the net proceeds to shareholders as soon as reasonably possible, in accordance with all applicable laws and regulations governing the liquidation of MathStar, subject to the request and recommendation that the MathStar Board of Directors withhold from the foregoing cash distribution cash reserves sufficient to pay current liabilities, estimated future liabilities, amounts necessary to sell the FPOA technology, and necessary and reasonable expenses and reserves in connection with the final liquidation of MathStar.

        The board of directors recommends that the stockholders vote against the foregoing proposal regarding liquidation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To the best of our knowledge, based solely on our review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors and executive officers, our executive officers and directors and persons who own more than 10% of our common stock complied with all applicable Section 16(a) filing requirements during 2008, except that Form 4s were inadvertently filed one day late for the automatic grant of options on December 12, 2008 to each of Benno G. Sand, Merrill A. McPeak, Morris Goodwin, Jr. (who resigned from the board on February 23, 2009), and Michael O. Maerz.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

        To be included in our proxy statement for the 2010 annual meeting of stockholders, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and be received by our Corporate Secretary no later than February 4, 2010 (120 days before the first anniversary date of the mailing of our proxy statement for this year's Annual Meeting).

        Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder fails to notify MathStar of a proposal before April 20, 2010 (45 days before the first anniversary date of the mailing of our proxy statement for this year's Annual Meeting), such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.

 AVAILABLE INFORMATION

        Any person whose proxy is solicited by this proxy statement will be provided, upon request, with an additional copy, without charge, of our 2008 Annual Report on Form 10-K. If you would like additional copies of our 2008 Annual Report on Form 10-K, please contact John M. Jennings at (503) 726-5500.

By Order of the Board of Directors:
/s/ JOHN M. JENNINGS John M. Jennings Corporate Secretary

Dated: June 2, 2009

See reverse for voting instructions. proxy PROXY SOLICITED BY BOARD OF DIRECTORS For Annual Meeting of Stockholders to be Held on June 29, 2009 The undersigned hereby names, constitutes and appoints Douglas M. Pihl and John M. Jennings, or either of them acting alone, with full power of substitution, as my true and lawful attorneys and proxies for me and in my place and stead to attend the Annual Meeting of the Stockholders of MathStar, Inc. (the “Company”) to be held at 3:30 p.m., Central Time, on Monday, June 29, 2009, and at any and all postponements or adjournments thereof, and to vote all the shares of common stock held of record in the name of the undersigned on May 13, 2009, with all the powers that the undersigned would possess if he, she or it were personally present. In their discretion, the proxies are authorized to vote upon such matters as may properly come before the Annual Meeting. MATHSTAR, INC. ANNUAL MEETING OF STOCKHOLDERS Monday, June 29, 2009 3:30 P.M. Central Time 225 South Sixth Street Minneapolis, Minnesota 55402

[1]Please detach here[1] The Board of Directors Recommends a Vote FOR Items 1 and 2. 1. Proposal 1 - 01 Douglas M. Pihl 03 Merrill A. McPeak Vote FOR Vote WITHHELD Election of directors: 02 Benno G. Sand 04 Richard C. Perkins all nominees from all nominees (except as marked) (Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Proposal 2 - Ratification of appointment of PricewaterhouseCoopers LLP as For Against Abstain the Company’s independent certified public accounting firm. The Board of Directors Recommends a Vote AGAINST Item 3. 3. Stockholder proposal - liquidation. For Against Abstain THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES NAMED IN PROPOSAL 1 ABOVE, FOR PROPOSAL 2, AND AGAINST PROPOSAL 3.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2, AND AGAINST PROPOSAL 3. Address Change? Mark Box Indicate changes below: I plan to attend the meeting. (Please check) Signature(s) in Box Please sign as name(s) appear hereon. Joint owners should each sign. When signing as attorney, officer, executor, administrator, trustee, guardian or in some other representative capacity, please give full title as such. COMPANY # There are three ways to vote your Proxy Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK EASY IMMEDIATE • Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on Friday, June 26, 2009. • Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the Voice provides you. VOTE BY INTERNET — http://www.eproxy.com/math/ — QUICK EASY IMMEDIATE • Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on Friday, June 26, 2009. • Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot. VOTE BY MAIL Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. The Annual Report, Notice of Annual Meeting, and Proxy Statement are available at: www.mathstar.com If you vote by Phone or Internet, please do not mail your Proxy Card Date __________________________________, 2009

QuickLinks

MathStar, Inc. 19075 N.W. Tanasbourne Drive, Suite 200 Hillsboro, Oregon 97124 (503) 726-5500
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 29, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2009
MathStar, Inc. 19075 N.W. Tanasbourne Drive, Suite 200 Hillsboro, Oregon 97124 (503) 726-5500
INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXY
FINANCIAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
CODE OF BUSINESS CONDUCT AND ETHICS
QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD
STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table—2008 and 2007
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2008
AUDIT COMMITTEE REPORT
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3: STOCKHOLDER PROPOSAL TO REQUEST AND RECOMMEND THAT THE BOARD LIQUIDATE MATHSTAR
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS
AVAILABLE INFORMATION